Supplement dated December 11, 2008 to the MTB Retail Funds – Money Market Funds Prospectus

and the MTB Institutional Funds Prospectus, each dated August 31, 2008

The MTB Prime Money Market Fund, MTB Money Market Fund, MTB Tax-Free Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB New York Tax-Free Money Market Fund, MTB U.S. Government Money Market Fund, and MTB U.S. Treasury Money Market Fund (collectively, the “Funds”) are participating in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through the Program’s current termination date of April 30, 2009 (which may be further extended as described below). The Program seeks to guarantee investors in participating money market funds that they will receive $1 for each money market fund share that they held as of the close of business on September 19, 2008, in the event that a fund liquidates its holdings and the per share value at that time is less than $1 per share. While the Program is in effect, shareholders of a Fund on September 19, 2008 who have a positive account balance on the date, if any, on which the Fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”) will be protected up to the lesser of (a) the number of shares owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date of the Guarantee Event. A shareholder will receive the lesser of these two amounts even if his or her account balance fluctuates to zero after September 19, 2008, provided the account has remained open continuously since September 19, 2008. However, if a shareholder who owns shares covered by the Program closes his or her account or transfers shares to a new account (i.e., to a new direct ownership structure, a new broker or other intermediary, or a new vehicle like a 401(k) or IRA), the shares will not be covered. Upon any liquidation pursuant to the Program, shares not protected by the Program will receive only net asset value per share, which may be less than $1.00.

The Program extension period will begin on December 19, 2008, and will continue through April 30, 2009. Participation in the initial three months of the Program (through December 18, 2008) required payment to the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. Participation in the extension of the Program required payment to the Treasury in the amount of 0.015% based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by each Fund without regard to any expense limitation currently in effect for the Fund, and therefore will be shared among all shareholders while the Program is in effect. Unless further extended by the Treasury, the Program is due to expire on April 30, 2009. If the Program is further extended, each Fund will consider whether to continue to participate. If a Guarantee Event occurs after the Program expires, neither the Funds nor any shareholder will be entitled to any payment under the Program.

As of the date of this Supplement, total guarantee payments that the Treasury can make under the Program to support all participating money market funds cannot exceed approximately $49 billion. As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

Neither this supplement, the Funds’ prospectus, or the Funds are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. Notwithstanding the preceding statement, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds.

MTB-SP-003-1208